STRONG INCOME TRUST
                                  (Registrant)

                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Susan A. Hollister, Richard W. Smirl, Gilbert L. Southwell III, John W. Widmer, and Thomas M. Zoeller, each an officer of the above Registrant, each his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Registration Statements and amendments and post-effective amendments to the Registration Statements and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    NAME                                          TITLE                            DATED AS OF

                                              Chairman of the Board (Principal Executive
/s/ Richard S. Strong                         Officer) and a Trustee                            November 26, 2002
---------------------------------------------
Richard S. Strong

                                              Treasurer (Principal Financial and Accounting
/s/s John W. Widmer                           Officer)                                          November 26, 2002
---------------------------------------------
John W. Widmer


/s/ Willie D. Davis                           Trustee                                           November 26, 2002
---------------------------------------------
Willie D. Davis


/s/ William F. Vogt                           Trustee                                           November 26, 2002
---------------------------------------------
William F. Vogt


/s/ Stanley Kritzik                           Trustee                                           November 26, 2002
---------------------------------------------
Stanley Kritzik


/s/ Neal Malicky                              Trustee                                           November 26, 2002
---------------------------------------------
Neal Malicky


/s/ Gordon B. Greer                           Trustee                                           November 26, 2002
---------------------------------------------
Gordon B. Greer